UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)
April 27, 2018

 NORTH EUROPEAN OIL ROYALTY TRUST
(Exact name of Registrant as specified in its charter)

Commission File No. 1-8245

 Delaware
(State of organization)

 22-2084119
IRS Employer I.D. No.

43 West Front Street, Suite 19A, Red Bank, NJ 07701
(Address of principal executive offices)

 (732) 741-4008
(Registrant's telephone number including area code)

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act 17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
   Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On April 27, 2018, North European Oil Royalty Trust issued a press release via PR Newswire announcing the Trust's distribution for the second quarter of fiscal 2018. Furnished herewith is a copy of the press release, which is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished herewith:

Exhibit 99.    A press release dated April 27, 2018 and disseminated through PR Newswire announcing the distribution for North European Oil Royalty Trust for the second quarter of fiscal 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH EUROPEAN OIL ROYALTY TRUST
(Registrant)

By:  /s/ John R. Van Kirk
   John R. Van Kirk
     Managing Director

May 1, 2018